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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 14, 2003

CITY NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10521 (Commission file number)	95-2568550 (IRS employer identification no.)

City National Center 400 North Roxbury Drive, Beverly Hills, California (Address of principal executive offices)	90210 (Zip code)
(310) 888-6000 Registrant's telephone number, including area code
Not applicable (former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

        On January 14, 2003, City National Corporation issued a press release reporting its financial results for the quarter and twelve months ended December 31, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (c)
  Exhibits.

  99.1
  Press release dated January 14, 2003 reporting financial results for the quarter and twelve months ended December 31, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY NATIONAL CORPORATION

January 15, 2003
/s/ FRANK P. PEKNY Frank P. Pekny Executive Vice President and Chief Financial Officer/Treasurer (Authorized Officer and Principal Financial Officer)

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  ITEM 5. OTHER EVENTS.
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES